Investor Presentation Claros Mortgage Trust, Inc. (CMTG) May 2023 The properties above are not representative of all transactions.

The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager, which the Company believes are not necessarily indicative of the Company’s current performance and operations. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings is a non-GAAP measure, which the Company defines as net income as determined in accordance with GAAP, excluding (i) non-cash equity compensation expense (income), (ii) incentive fees, (iii) real estate depreciation and amortization, (iv) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (v) one-time events pursuant to changes in GAAP and (vi) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings. Distributable Earnings is substantially the same as Core Earnings, excluding incentive fees, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt / Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt / Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings provides meaningful information to consider in addition to the Company’s net income and cash flows from operating activities determined in accordance with GAAP. The Company believes the Distributable Earnings measure helps it to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by the Company’s Manager, that it believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of the Company’s cash flows from operating activities, a measure of the Company’s liquidity or an indication of funds available for the Company’s cash needs. In addition, the Company’s methodology for calculating Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings, and other similar measures, have historically been a useful indicator of mortgage REITs’ ability to cover their dividends, and to mortgage REITs themselves in determining the amount of any dividends. Distributable Earnings is a key factor considered by the board of directors in setting the dividend and as such the Company believes Distributable Earnings is useful to investors. Accordingly, the Company believes providing Distributable Earnings on a supplemental basis to the Company’s net income as determined in accordance with GAAP is helpful to its stockholders in assessing the overall performance of its business. While Distributable Earnings excludes the impact of the Company’s unrealized current provision for credit losses, loan losses are charged off and recognized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of March 31, 2023 unless otherwise noted. Important Notices

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV represents “loan-to-value” or “loan-to-cost”, which is calculated as our total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case, as we deem appropriate for the relevant loan and other loans with similar characteristics. Loans with specific current expected credit loss (“CECL”) reserves are reflected as having an LTV of 100%. Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. LTV is updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. Totals represent weighted average based on loan commitment, including non-consolidated senior interests and pari passu interests. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans, expectations and the potential impact of the COVID-19 pandemic. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: expected investments by CMTG or any other parties; CMTG’s business and investment strategy; CMTG’s projected operating results; the timing of cash flows from CMTG’s investments; the state of the U.S. economy generally or in specific geographic regions; actions and initiatives of the U.S. government and changes to U.S. government policies; CMTG’s ability to obtain financing arrangements; CMTG’s expected leverage; general volatility of the markets in which CMTG may invest; the return or impact of current and future investments; changes in interest rates; rates of default or decreased recovery rates on CMTG’s target assets; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); CMTG’s ability to maintain its qualification as a REIT; availability of investment opportunities in mortgage-related and real estate-related investments and securities; the ability to locate suitable investments for CMTG, monitor, service, and administer CMTG’s investments and execute its investment strategy; availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to its stockholders in the future; projections of net equity investment, yield, internal rate of return, and loan-to-value or loan-to-cost ratios; continuing impact of COVID-19; CMTG’s understanding of its competition; market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy; and potential MREG development projects. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CMTG Snapshot See Endnotes in the Appendix. $7.6 billion Loan Portfolio 1 $2.4 billion Equity Book Value 8.6% Dividend Yield 2 8.9% Weighted Average All-In Yield 3 98% Senior Loans 1,4 98% Floating Rate Loans 1 68.9% Weighted Average Portfolio LTV 5 2.2x Net Debt / Equity Ratio 6

Integrated real estate investor, operator, developer and lender Mack Real Estate Group The firm’s principals have decades of global real estate investing experience Invests institutional and high net worth capital in real estate equity and debt assets

Mack Real Estate Group Businesses Real Estate Credit (“MRECS”) Direct lending (first mortgage, mezzanine, preferred equity) and other debt investments Property Management (“MPM”) Property management of MREG and third-party owned residential and commercial assets Comprehensive Property Management Services ~5,000 units 3.6M SF under management of commercial and industrial space under management ~190 staff located across the U.S. As of March 31, 2023. These properties and investments are not CMTG investments and are not expected to be invested in by CMTG. Past or expected performance of MREG, MPM and MRECS is not indicative or predictive of future performance or results of CMTG. Includes realized investments. Unit count, square footage, and other figures concerning development characteristics reflect assets in various stages of development, including actual unit count for completed construction as well as estimated unit count for development projects that are not yet completed. Such estimated figures are based on expectations, estimates, and projections and no party provides any guarantee or assurance that these projections are accurate. Actual results may vary significantly from those reflected or contemplated. Similarly, there is no guarantee that MREG will ultimately develop the assets in accordance with the development plans as presented herein. Please read the Important Notices at the beginning of this presentation for additional important information concerning, among other things, forward-looking statements. Real Estate Equity (“MREG”) Development and ownership of multifamily, industrial, office, and other asset classes Multifamily and Industrial Investmentsa 29 investments ~9,000 unitsb ~6.0 million industrial SFb High Yield Levered Transitional Credit Investments Levered Transitional Credit Investments ~$3.0B $18.0B of investor capital raised since inception of credit investments originated, co-originated or acquired ~$900M $2.1B Unlevered Transitional Credit Investments $250M $52.5M of investor capital raised since inception of credit investments originated, co-originated or acquired of investor capital raised since inception of credit investments originated, co-originated or acquired

MREG National Presence  Includes employees across the firm’s credit, equity, development, and property management business as of May 2023. Integrated platform with investment, development, property management and lending activities across the United States WA NV CA AZ CO TX IL MI TN NC FL VA PA New York City CT MA Raleigh Seattle Los Angeles Phoenix GA NY MD 6 offices ~275 employees Mack Real Estate Group, LLC Office MREG / MRECS Investments and/or Mack Property Management, L.P. (MPM) Presence UT Miami

CMTG Overview KEY DIFFERENTIATORS “Ownership mindset” investment approach Well-capitalized, institutional borrowers Markets with local intelligence / experience / expertise Proactive asset management with a focus on staying ahead of the borrower Focus on downside protection; highly structured loans with credit support Utilize modest leverage PLATFORM Roots in real estate development and operations dating back to the 1960s Managed by experienced operator with integrated credit, equity, development and property management business Established and scaled platform with demonstrated track record Focus on transitional loan opportunities secured by high quality CRE assets, generally with institutional-grade sponsorship, located in major U.S. markets where MREG has infrastructure and / or experience

Loan Portfolio Overview Key Portfolio Metrics7 March 31, 2023 December 31, 2022 Loan Portfolio1 $7.6Bn $7.4Bn Total Loan Commitments8 $9.3Bn $9.4Bn Number of Loans 76 77 LTV5 68.9% 68.2% Average Commitment Size ~$120MM ~$120MM Weighted Average All-In Yield3 8.9% 8.6% Floating Rate Loans1 98% 98% Senior Loans1,4 98% 97% a Mixed-use comprises 4% office, 2% retail, 1% multi-family, and immaterial for-sale condo, hospitality and signage components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.

$ amounts in millions       Region Exposure by Carrying Value and as a % of Total Carrying Value Collateral Type Number of Loans Carrying Value1 % of Total Carrying Value West Northeast Southeast Mid Atlantic Southwest Midwest Other Multi-family 25 $3,012 40% $1,409 / 19% $389 / 5% $169 / 2% $277 / 4% $489 / 6% $279 / 4% - Hospitality 11 1,565 21% $596 / 8% $419 / 6% $280 / 4% $149 / 2% $122 / 2% - - Office 11 1,104 15% $250 / 3% $302 / 4% $340 / 4% - $88 / 1% $125 / 2% - Mixed-usea 6 612 8% - $362 / 5% $29 / 0% $222 / 3% - - - For-Sale Condo 4 424 6% $215 / 3% $21 / 0% $157 / 2% $32 / 0% - - - Land 5 482 6% - $453 / 6% $29 / 0% - - - - Otherb 14 349 4% $48 / 1% $130 / 2% $43 / 1% $60 / 1% - $64 / 1% $4 / 0% Total 76 7,550 100% $2,519 / 33% $2,076 / 27% $1,046 / 14% $739 / 11% $699 / 9% $468 / 6% $4 / 0% Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. Mixed-use comprises 4% office, 2% retail, 1% multi-family, and immaterial for-sale condo, hospitality and signage components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. Includes six loans secured by a portfolio of build-to-rent homes, representing $201 million in loan commitments and $45 million in unpaid principal balance

Financial Overview Key Financial Metrics 1Q-2023 YTD 2023 GAAP Net Income ($MM) Per Share $36.7 $0.26 $36.7 $0.26 Distributable Earnings ($MM)9 Per Share $40.3 $0.29 $40.3 $0.29 Dividends ($MM) Per Share $52.4 $0.37 $52.4 $0.37 Book Value ($MM) Per Share Adjusted Book Value per Share10 $2,444.2 $17.26 $17.96 Net Debt / Equity Ratio6 Total Leverage Ratio11 2.2x 2.6x GAAP net income of $36.7 million, or $0.26 per share, and distributable earnings of $40.3 million, or $0.29 per share9 Paid a cash dividend of $0.37 per share for the first quarter of 2023

Conservative and Diversified Funding Strategy Total financing capacity of $8.0 billion with approximately $2.0 billion of undrawn capacity, compared to $7.8 billion and $2.1 billion respectively at December 31, 202212 Unencumbered loan assets totaled $594 million (95% senior mortgages) Continually monitor the capital markets to opportunistically access capital and optimize the balance sheet Summary of Outstanding Financing $ amounts in millions Capacity UPB at March 31, 2023 Weighted Average Spread13 Repurchase agreements and term participation facility $5,860 $4,201 2.52% Warehouse Sidecar $361 $251 5.23% Asset Specific Financing $715 $446 3.27% Secured Term Loan $753 $753 4.50% Debt Related to REO $290 $290 2.78% Total as of 1Q-2023 $7,979 $5,941 2.96%

Capital Structure Overview Conservative Capital Structure Capital Structure Composition ($ amounts in millions) 2.2x Net Debt / Equity Ratio6 $6.2 billion total warehouse and participation financing capacity across six counterparties with $4.5 billion outstanding12 Weighted average advance rate of 69% on asset-specific financings (76% advance rate on multi-family loans and 64% on other loans) For illustrative and discussion purposes only. Not intended to illustrate order of priority. Warehouse Facilities $3,919 Other Asset- Specific Financings $375 Debt Related to REO $290 Unencumbered loan assets totaled $594 million ($563 million in senior mortgages) Equity $2,444 Secured Term Loan $753 Warehouse and Participation Facilities $4,452 Debt Related to REO $290 Other Asset-Specific Financings $446

Appendix A The properties above are not representative of all transactions.

Richard Mack14 CEO and Chairman, CMTG; Co-Founder and CEO, MREG Mike McGillis14 President, CMTG; President and COO, MREG Jai Agarwal14 CFO, CMTG; CFO, MREG Kevin Cullinan14 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Originations, MREG Priyanka Garg14 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Asset Management, MREG Barden Gale14 Vice Chairman, MREG Paul Keller15 Chairman, MRED; Vice Chairman, MREG J.D. Siegel14,16 Executive Vice President, CMTG; General Counsel, MREG Dave Germond14,16 MD, Head of Capital Raising, MREG As of October 31, 2022. MRECS Senior Leadership CMTG Leadership Other IC Members / Advisers Co-founded MREG in 2013 and MRECS in 2014 Formerly at AREA Property Partners and Shearson Lehman Hutton Joined MRECS in 2015 Formerly at J.E. Robert Companies, Freddie Mac, and AEW Capital Management Joined MREG in 2022 Formerly at Apollo Commercial Real Estate Finance, Blackstone Mortgage Trust, and iStar Joined MRECS in 2015 Formerly at J.P. Morgan and CBRE Joined MRECS in 2020 Formerly at Treeview Real Estate Advisors, Westbrook Partners, and Goldman Sachs Joined MREG in 2014 Formerly at J.E. Robert Companies, Starwood Capital Group, and ABP Investments Joined MREG in 2013 Formerly at Mack Urban, Urban Partners, and Keller Equity Group Joined MREG in 2015 Formerly at Aetos Capital Real Estate, Centerbridge Partners, and Sherman & Sterling Joined MRECS in 2016 Formerly at Tishman Speyer and Prudential Real Estate Investors

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 1 398.4 400.8 405.0 Dec-21 Multifamily CA Senior N 3 Investment 2 389.1 390.0 390.0 Nov-19 Multifamily NY Senior N 3 Investment 3 281.3 280.0 280.0 Jul-18 Hospitality NY Senior N 3 Investment 4 224.1 225.0 225.0 Jul-21 Hospitality GA Senior N 3 Investment 5 215.3 215.3 253.6 Oct-19 For Sale Condo CA Senior Y 3 Investment 6 210.6 212.3 235.0 Aug-22 Hospitality CA Senior N 3 Investment 7 210.2 212.2 227.0 Jun-22 Hospitality CA Senior N 3 Investment 8 166.8 208.8 210.0 Dec-18 Mixed-Use NY Senior N 5 Investment 9 203.4 205.5 262.5 Feb-22 Multifamily CA Senior Y 3 Investment 10 196.9 197.1 223.1 Oct-19 Mixed-Use DC Senior Y 3 Investment 11 192.4 192.6 192.6 Sep-18 Land NY Senior N 3 Investment 12 169.0 170.0 170.0 Jan-22 Multifamily CO Senior N 3 Investment 13 166.2 167.3 258.4 Sep-19 Office GA Senior N 4 Investment 14 165.6 166.9 193.4 Apr-22 Multifamily MI Senior N 3 Investment 15 156.7 158.1 160.0 Sep-19 For Sale Condo FL Senior Y 2 Investment 16 151.5 152.8 160.0 Sep-22 Multifamily AZ Senior N 3 Investment 17 149.7 150.0 150.0 Feb-19 Office CT Senior N 3 Investment 18 148.6 148.6 148.6 Jan-18 Hospitality VA Senior N 4 Investment 19 147.3 147.5 147.5 Dec-21 Multifamily PA Senior N 3 Investment 20 120.0 138.7 155.0 Aug-19 Multifamily CA Senior N 5 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 21 132.3 133.6 151.7 Apr-22 Multifamily TX Senior N 3 Investment 22 129.4 130.0 130.0 Dec-21 Multifamily VA Senior N 3 Investment 23 124.8 125.0 125.0 Dec-21 Office IL Subordinate N 3 Investment 24 121.8 122.5 127.5 Sep-21 Hospitality TX Senior N 3 Investment 25 122.4 122.5 122.5 Sep-19 Office NY Senior N 3 Investment 26 119.4 119.5 120.0 Apr-19 Mixed-Use NY Senior N 3 Investment 27 117.8 118.6 122.0 Mar-22 Multifamily TX Senior N 3 Investment 28 114.3 115.0 115.0 Aug-22 Multifamily CO Senior N 3 Investment 29 113.4 113.5 113.5 Jul-21 Multifamily IL Senior N 3 Investment 30 111.6 112.8 127.3 Jun-22 Multifamily TX Senior N 3 Investment 31 112.2 112.4 124.8 Feb-20 Office CA Senior N 4 Investment 32 103.8 104.6 141.1 Apr-20 Office TN Senior Y 3 Investment 33 105.3 104.3 104.3 Jun-18 Land NY Senior N 4 Investment 34 102.5 103.0 103.0 Dec-21 Multifamily TN Senior N 3 Investment 35 100.6 101.1 101.1 Mar-23 Hospitality CA Senior N 3 Investment 36 96.5 97.0 100.0 Aug-21 Office CA Senior N 4 Investment 37 95.6 96.2 100.8 Jan-22 Multifamily NV Senior N 3 Investment 38 87.8 87.8 87.8 Mar-20 Office TX Senior N 3 Investment 39 87.9 87.7 87.7 Dec-18 Land NY Senior N 3 Investment 40 78.9 79.7 148.3 Mar-21 Other MA Senior Y 3 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 41a 78.2 78.5 115.3 Aug-22 Hospitality NY Senior Y 4 Investment 42 74.7 76.4 76.4 Jul-18 Hospitality CA Senior N 4 Investment 43 75.5 75.5 75.5 Apr-19 Mixed-Use NY Senior N 3 Investment 44 74.8 75.2 76.0 Jul-22 Multifamily UT Senior N 3 Investment 45 69.6 70.1 84.8 Aug-21 Office GA Senior N 4 Investment 46 66.7 67.2 77.1 Nov-21 Multifamily FL Senior Y 3 Investment 47 67.0 67.0 67.0 Jul-19 Land NY Senior N 4 Investment 48 65.3 65.8 76.4 Dec-21 Multifamily TX Senior N 3 Investment 49 64.3 64.8 79.6 Jun-21 Other MI Senior N 3 Investment 50 59.9 61.1 130.5 Jan-22 Other PA Senior Y 3 Investment 51 59.9 60.0 60.0 Aug-18 Hospitality NY Senior N 3 Investment 52 55.5 56.0 73.7 Jan-22 Hospitality TN Senior N 3 Investment 53 50.6 52.0 140.0 Nov-22 Other MA Senior Y 3 Investment 54 49.5 49.8 53.3 Mar-22 Multifamily AZ Senior N 3 Investment 55 41.3 42.3 90.0 Feb-22 Office WA Senior Y 3 Investment 56 38.0 38.3 44.8 Feb-22 Multifamily TX Senior N 3 Investment 57 35.7 36.2 60.3 Nov-21 Multifamily NV Senior Y 3 Investment 58 31.9 32.4 48.5 Jun-22 Other NV Senior Y 2 Investment 59 31.8 32.0 32.0 Dec-21 For Sale Condo VA Senior N 3 Investment 60 28.8 30.2 141.8 Dec-21 Mixed-use FL Senior Y 3 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 61 30.0 30.0 30.0 Apr-19 Office MA Senior N 3 Investment 62 29.5 29.4 30.2 Jul-21 Land FL Subordinate N 3 Investment 63 25.0 27.0 202.5 May-22 Mixed-Use VA Senior Y 3 Investment 64 26.3 26.6 34.6 Jan-22 Other FL Senior Y 3 Investment 65 24.3 24.5 28.5 Feb-22 Multifamily TX Senior N 3 Investment 66 20.5 20.3 20.3 Aug-19 For Sale Condo NY Senior N 3 Investment 67 16.2 17.3 106.5 Oct-22 Other NV Senior Y 3 Investment 68 5.4 5.7 32.8 Jan-22 Other GA Senior Y 3 Investment 69 3.9 4.4 54.0 Feb-22 Other GA Senior Y 3 Investment 70 3.9 4.2 23.4 Apr-22 Other GA Senior Y 3 Investment 71 3.5 3.5 3.5 Jul-19 Other NY Senior N 5 Investment 72 2.4 2.8 32.1 Feb-22 Other FL Senior Y 3 Investment 73 1.2 1.4 24.2 Apr-22 Other GA Senior Y 3 Investment 74 0.9 0.9 0.9 Aug-18 Other NY Subordinate N 2 Investment 75 (1.1) - 112.1 Dec-22 Multifamily WA Senior Y 3 Investment 76 (1.8) - 176.3 Sep-22 Multifamily UT Senior Y 3 Total / Wtd. Average17 $7,550.3 $7,655.3 $9,314.6 30% Investment in unconsolidated joint venture a $43.4 Real Estate Owned, net 399.8 Portfolio Total $7,993.5 CMTG Portfolio Summary by Unpaid Principal Balance as of March 31, 2023 ($ amounts in millions) Comprised of loans backed by the same property.

($ amounts in thousands) March 31, 2023 March 31, 2022   December 31, 2022 March 31, 2022 Assets       Cash and cash equivalents $ 426,503 $ 306,456 Restricted cash 39,598 41,703 Loan principal payments held by servicer 912 - Loans receivable held-for-investment 7,610,620 7,489,074 Less: current expected credit loss reserve (127,626) (128,647) Loans receivable held-for-investment, net 7,482,994 7,360,427 Equity method investment 43,443 41,880 Real estate owned, net 399,807 401,189 Other assets 91,163 89,858 Total assets $ 8,484,420 $ 8,241,513   Liabilities and Equity Repurchase agreements $ 4,112,004 $ 3,966,859 Term participation facility 340,154 257,531 Loan participations sold, net 263,940 263,798 Notes payable, net 176,710 149,521 Secured term loan, net 736,190 736,853 Debt related to real estate owned, net 289,520 289,389 Other liabilities 58,130 59,223 Dividends payable 52,404 52,001 Management fee payable – affiliate 9,656 9,867 Incentive fee payable – affiliate 1,558 - Total liabilities $ 6,040,266 $ 5,785,042     Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 140,055,714 shares issued and 138,376,144 shares outstanding at March 31, 2023 and December 31, 2022, respectively 1,400 1,400 Additional paid-in capital 2,715,725   2,712,316 Accumulated deficit (272,971) (257,245) Total equity 2,444,154 2,456,471 Total liabilities and equity $ 8,484,420 $ 8,241,513 Consolidated Balance Sheets March 31, 2023 and December 31, 2022 Source: CMTG financials.

Consolidated Statements of Operations For the Three Months Ended March 31, 2023 and December 31, 2022 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) March 31, 2023 March 31, 2022 December 31, 2022 March 31, 2022 Revenue Interest and related income $ 164,166 $ 154,461 Less: interest and related expense 106,027 92,501 Net interest income 58,139 61,960 Revenue from real estate owned 10,963 21,657 Total revenue 69,102 83,617 Expenses Management fees – affiliate 9,656 9,867 Incentive fees – affiliate 1,558 - General and administrative expenses 4,923 4,776 Stock-based compensation expense 3,366 3,427 Real estate owned: Operating expenses 10,000 12,300 Interest expense 5,444 4,964 Depreciation 2,058 2,039 Total expenses 37,005 37,373 Proceeds from interest rate cap 1,183 495 Unrealized (loss) gain on interest rate cap (1,404) 429 Income from equity method investment 1,563 1,556 Reversal of (provision for) current expected credit loss reserve 3,239 (71,377) Net income (loss) $ 36,678 $ (22,653) Net income (loss) per share of common stock Basic and diluted $ 0.26 $ (0.17) Weighted-average shares of common stock outstanding Basic and diluted 138,385,810 138,457,076

($ amounts in thousands) GAAP Net Income Attributable to Common Stock Adjustments Distributable Earnings Interest and related income $164,166 - $164,166 Interest and related expense (106,027) - (106,027) Revenue less expenses from real estate owned (4,481)  - (4,481) Depreciation on real estate owned (2,058) 2,058 - Management fees - affiliate (9,656)  - (9,656) Incentive fees – affiliate (1,558)  - (1,558) General and administrative expenses (4,923)  - (4,923) Stock-based compensation expense (3,366) 3,366 - Unrealized loss on interest rate cap (1,404) 1,404 - Proceeds from interest rate cap 1,183  - 1,183 Income from equity method investment 1,563  - 1,563 Reversal of current expected credit loss reserve 3,239 (3,239) - Total $36,678 $3,589 $40,267 Per share, basic and diluted $0.26 $0.03 $0.29 Reconciliation of GAAP Net Income to Distributable Earnings For the Three Months Ended March 31, 2023 Refer to page 1 for definition of Distributable Earnings. Weighted average diluted shares – GAAP 138,385,810 Weighted average unvested RSUs 2,183,169 Weighted average diluted shares – Distributable Earnings 140,568,979

Endnotes Based on carrying value net of specific CECL reserves. Calculated as the annualized quarterly dividend per share divided by book value per share. All-in yield represents the weighted average annualized yield to initial maturity of each loan, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of March 31, 2022. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Senior loans include senior mortgages and similar loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. See Important Notices beginning on page 1 for additional information. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. For further information, please refer to Item 2 (MD&A) of our 10-Q. Excludes our one real estate owned (REO) investment, unless otherwise noted. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Refer to page 21 for a reconciliation of Distributable Earnings to GAAP Net Income attributable to its common stock. Adjusted book value per share includes general CECL and depreciation. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude LIBOR / SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. MRECS Investment Committee Member. Paul Keller is an Adviser to the MRECS Investment Committee for construction investments. J.D. Siegel and Dave Germond are non-voting members of the MRECS Investment Committee. Based on total loan commitments.